UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 21, 2006
                                                      ---------------------

                          USAA Auto Owner Trust 2006-4
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           (Exact name of Issuing Entity as specified in its charter)

                              USAA Acceptance, LLC
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              (Exact name of Depositor as specified in its charter)

                            USAA Federal Savings Bank
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               (Exact name of Sponsor as specified in its charter)

 State of Delaware               333-131356-03                     applied for
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  (State or other                 (Commission                     (IRS Employer
  jurisdiction of                  File Number)              Identification No.)
  incorporation)

c/o Wells Fargo Delaware Trust Company, as Owner Trustee                  19801
        919 North Market Street, Suite 700
              Wilmington, Delaware
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code               (302) 575-2004
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         (Former name or former address, if changed since last report.)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 9.        Financial Statements and Exhibits.

Item 9.01         Financial Statements and Exhibits.

(a) Financial statements of business acquired.

    Not applicable.

(b) Pro forma financial information.

    Not applicable.

(c) Exhibits.

5.1      Legality Opinion of Sidley Austin LLP.

8.1      Tax Opinion of Sidley Austin LLP.

23.1     Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     USAA FEDERAL SAVINGS BANK, as
                                     Servicer of USAA Auto Owner Trust 2006-4



                                     By:        /s/ Michael Broker
                                              ----------------------------------
                                              Michael Broker
                                              Vice President and Banking
                                              Counsel


Date:  November 21, 2006

                                  EXHIBIT INDEX

Exhibit
No.                        Description of Exhibit

5.1      Legality Opinion of Sidley Austin LLP.

8.1      Tax Opinion of Sidley Austin LLP.

23.1     Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).